UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 10, 2010

PSI CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-20317	88-0270266
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7222 Commerce Center Drive Suite 210 Colorado Springs, Colorado	80919
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (914) 371-2441

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On July 10, 2010, we dismissed Seligson & Giannattasio, LLP as our independent registered public accounting firm.  Seligson & Giannattasio, LLP audited our financial statements for the fiscal years ended October 31, 2009, 2008 and 2007. In its audit report dated June 14, 2010 for the years ended October 31, 2009 and 2008, included in our Annual Report on Form 10-K for the year ended October 31, 2009, the opinion of Seligson & Giannattasio, LLP was qualified only as to the uncertainty of our ability to continue as a going concern. In its audit report dated April 20, 2010 for the years ended October 31, 2008 and 2007, included in our Annual Report on Form 10-K for the year ended October 31, 2008, the opinion of Seligson & Giannattasio, LLP was qualified only as to the uncertainty of our ability to continue as a going concern. Except for the going concern qualifications described above, the reports did not contain an adverse opinion, disclaimer of opinion, nor were the opinions qualified or modified as to uncertainty, audit scope or accounting principles.

Our Board of Directors approved the dismissal of Seligson & Giannattasio, LLP and there were no disagreements between us and Seligson & Giannattasio, LLP on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two fiscal years ended October 31, 2009 and 2008 or any subsequent interim period preceding the date of dismissal.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between us and Seligson & Giannattasio, LLP that occurred during the two fiscal years ended October 31, 2009 and 2008 or any subsequent interim period preceding the date of dismissal.

On July 10, 2010, we engaged Patrick Rodgers, CPA, PA as our independent registered accounting firm. The decision to engage Patrick Rodgers, CPA, PA was approved by our Board of Directors.  During the two most recent fiscal years ended October 31, 2009 and 2008, and through the date of engagement neither we, nor anyone on our behalf , consulted with Patrick Rodgers, CPA, PA regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Patrick Rodgers, CPA, PA concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement or a reportable event.

We have attached a letter from Seligson & Giannattasio, LLP addressed to the Securities and Exchange Commission stating that it agrees with the statements made in this report in regard to Seligson & Giannattasio, LLP.

Exhibits

16.1	Letter from Seligson & Giannattasio, LLP addressed to the United States Securities and Exchange Commission dated November 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSI Corporation
Dated:	December 9, 2010	By:	/s/ Eric Kash
Name:	Eric Kash
Title:	Chief Executive Officer